INSURED MUNICIPAL INCOME FUND

             SUPPLEMENT TO PROSPECTUS DATED AUGUST 1, 1995

The following amends the information appearing under the caption "Management of the Fund" on page 19 of the Prospectus:

Elbridge (Ebby) T. Gerry III will be responsible for the day-to-day management of the Fund's portfolio effective January 22, 1996. Prior to that date, Mr. Gerry was associated with J.P. Morgan Private Banking since 1981 where he was responsible for managing municipal assets, including several municipal bond funds. Mr. Gerry is a senior vice president with portfolio management responsibility for over $4 billion in municipal assets at Mitchell Hutchins Asset Management Inc., including municipal bond and money funds and private accounts.

Dated:  January 19, 1996